Note 18	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
Disclosure of intangible assets [text block]	Intangible assetsGoodwill
The breakdown of the balance under this heading in the accompanying consolidated balance sheets, according to the CGU to which goodwill has been allocated, is as follows:

Goodwill. Breakdown by CGU and changes of the year (Millions of Euros)
	The United States (*)	Mexico	Turkey	Colombia	Chile	Other	Total

Balance as of December 31, 2018	5,066	519	382	161	29	23	6,180
Additions	—	—	—	—	—	—	—
Exchange difference	98	31	(36)	3	(2)	(1)	93
Impairment	(1,318)	—	—	—	—	—	(1,318)
Other	—	—	—	—	—	—	—
Balance as of December 31, 2019	3,846	550	346	164	27	22	4,955
Additions	—	—	—	—	—	—	—
Exchange difference	(22)	(72)	(92)	(21)	—	(1)	(208)
Impairment	(2,084)	—	—	—	—	(13)	(2,097)
Companies held for sale	(1,740)	—	—	—	—	—	(1,740)
Other	—	—	—	—	—	—	—
Balance as of December 31, 2020	—	478	254	143	27	8	910
Additions	—	—	—	—	—	—	—
Exchange difference	—	26	(102)	(9)	(3)	—	(88)
Impairment	—	—	—	—	—	(4)	(4)
Companies held for sale	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—
Balance as of December 31, 2021	—	504	152	134	24	4	818
(*) Since the USA sale agreement, the United States is no longer considered a CGU (see Note 3).
Goodwill in business combinations
There were no significant business combinations during 2021, 2020 and 2019.
Impairment Test
As mentioned in Note 2.2.8, the CGU to which goodwill has been allocated, are periodically tested for impairment by including the allocated goodwill in their carrying amount. This analysis is performed at least annually and whenever there is any indication of impairment. Furthermore, it is analyzed whether certain changes in the valuation assumptions used could give rise to differences in the result of the impairment test.
The BBVA Group performs estimations on the recoverable amount of certain CGU by calculating the value in use through the discounted value of future cash flows method.
The main hypotheses used for the value in use calculation are the following:
–The forecast cash flows, including net interest margin and cost of risk, estimated by the Group's management, and based on the latest available budgets for the next 4 to 5 years, considering the macroeconomic variables of each CGU, regarding the existing balance structure as well as macroeconomic variables such as the evolution of interest rates and the CPI of the geography where the CGU is located, among others.
–The constant growth rate for extrapolating cash flows, starting in the fourth or fifth year, beyond the period covered by the budgets or forecasts.
–The discount rate on future cash flows, which coincides with the cost of capital assigned to each CGU, and which consists of a risk-free rate plus a premium that reflects the inherent risk of each of the businesses evaluated.
The focus used by the Group's management to determine the values of the assumptions is based both on its projections and past experience. These values are verified and use external sources of information, wherever possible. Additionally, the valuation of the goodwill of the CGU of Turkey has been reviewed by independent experts (not the Group's external auditors).
Goodwill - Mexico CGU
The Group’s most significant goodwill corresponds to the CGU in Mexico, the main significant assumptions used in the impairment test of this CGU as of December 31, 2021, 2020 and 2019 are as follows:

Impairment test assumptions CGU goodwill in Mexico
	2021	2020	2019
Discount rate (*)	14.5%	15.3%	14.8%
Growth rate	5.7%	5.7%	5.9%
(*) After tax discount rates.
In accordance with paragraph 33.c of IAS 36, as of December 31, 2021, the Group used a growth rate of 5.7% based on the real GDP growth rate of Mexico, the expected inflation rate and the potential growth of the banking sector in Mexico.
The assumptions with a greater relative weight and whose volatility could have a greater impact in determining the present value of the cash flows starting on the fourth year are the discount rate and the growth rate. Below, in a simplified way, is shown the increased (or decreased) amount of the CGU recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions, considered in isolation as of December 31, 2021, where, in each case, the value in use would continue to exceed their book value:

Sensitivity analysis for main assumptions - Mexico (Millions of Euros)
	Increase of 50 basis points (*)	Decrease of 50 basis points (*)
Discount rate	(1,709)	1,913
Growth rate	1,194	(1,067)
(*)The use of very different discount or growth rates would be inconsistent with the macroeconomic assumptions under which the Unit builds its business plan, such as inflation assumptions or interest rate curves used to determine cash flows.
Goodwill - Turkey CGU
The main significant assumptions used in the impairment test of the CGU of Turkey as of December 31, 2021, 2020 and 2019 are:

Impairment test assumptions CGU goodwill in Turkey
	2021	2020	2019
Discount rate (*)	27.7%	21.0%	17.4%
Growth rate	7.0%	7.0%	7.0%
(*) After tax discount rates.
Given the potential growth of the sector in Turkey, in accordance with paragraph 33.c of IAS 36, as of December 31, 2021, 2020 and 2019 the Group used a steady growth rate of 7% based on the real GDP growth rate of Turkey and expected inflation.
The assumptions with a greater relative weight and whose volatility could affect more in determining the present value of the cash flows starting on the fifth year are the discount rate and the growth rate. Below, in a simplified way, is shown the increased (or decreased) amount of the recoverable amount as a result of a reasonable variation (in basis points) of each of the key assumptions, considered in isolation as of December 31, 2021, where, in any case, the value in use would continue to exceed their book value:

Sensitivity analysis for main assumptions - Turkey (Millions of Euros)
	Impact of an increase of 50 basis points (*)	Impact of a decrease of 50 basis points (*)
Discount rate	(84)	88
Growth rate	14	(13)
(*) The use of very different discount or growth rates would be inconsistent with the macroeconomic assumptions under which the Unit builds its business plan, such as inflation assumptions or interest rate curves used to determine cash flows.

Considering the uncertainty caused by the current economic situation, the Group has carried out additional sensitivities on other variables such as the net interest income, the cost of risk, the efficiency ratio and loans and the advances to customers growth forecasts. No required modifications to the result of the impairment test on the CGU were identified.

Goodwill - The United States CGU
Since the USA sale, the United States in 2021 is no longer considered a CGU (see Note 3).

As of March 31, 2020, the Group identified an indicator of impairment of goodwill in the United States CGU and as a result of the goodwill impairment test, the Group estimated impairment in the United States CGU of €2,084 million, which was mainly due to the negative impact of the update of the macroeconomic scenario following the COVID-19 pandemic and the expected evolution of interest rates. This recognition did not affect the tangible book value or the liquidity nor the solvency ratio of the BBVA Group.
As of December 31, 2019, the Group estimated impairment losses in the United States CGU of €1,318 million, which was mainly as a result of the negative evolution of interest rates, especially in the second half of the year, which accompanied by the slowdown of the economy caused the expected evolution of results to be below the previous estimation. This recognition did not affect the tangible book value nor the liquidity or the solvency ratio of the BBVA Group.
The main significant assumptions used in the impairment test of this CGU as of March 31, 2020 and December 31, 2019 were as follows:

Impairment test assumptions CGU goodwill - United States
	2020	2019
Discount rate (*)	10.3%	10.0%
Growth rate	3.0%	3.5%
(*) After tax discount rates.
Goodwill - Other CGUs
The impairment tests carried out on the rest of the CGUs have not detected significant impairment. Likewise, the sensitivity analysis on the main assumptions carried out for the rest of the CGU of the Group indicate that their value in use would continue to exceed their book value.
Other intangible assets
The breakdown of the balance and changes of this heading in the accompanying consolidated balance sheets, according to the nature of the related items, is as follows:

Other intangible assets (Millions of Euros)
	2021	2020	2019
Computer software acquisition expense	1,239	1,202	1,598
Other intangible assets with an infinite useful life	12	12	11
Other intangible assets with a definite useful life	128	221	401
Total	1,379	1,435	2,010
The changes of this heading during the years ended December 31, 2021, 2020 and 2019, are as follows:

Other intangible assets (Millions of Euros)
	Notes	Computer software			Other intangible assets			Total of intangible assets
		2021	2020	2019	2021	2020	2019	2021	2020	2019
Balance at the beginning		1,202	1,598	1,605	233	412	529	1,435	2,010	2,134
Additions		470	452	525	—	8	8	470	460	533
Amortization in the year	45	(446)	(448)	(447)	(48)	(59)	(63)	(494)	(507)	(510)
Amortization transfer to discontinued operations (*)		—	(77)	(106)	—	(3)	(4)	—	(80)	(110)
Exchange differences and other		29	(38)	32	(45)	(91)	(58)	(16)	(129)	(25)
Impairment		(15)	(6)	(11)	—	—	(1)	(15)	(6)	(12)
Decreases by companies held for sale (*)		—	(279)	—	—	(34)	—	—	(313)	—
Balance at the end		1,239	1,202	1,598	140	233	412	1,379	1,435	2,010
(*) Amount is mainly due to the companies in the United States included in the USA Sale (see Notes 1.3, 3 and 21).
As of December 31, 2021, 2020 and 2019, the cost of fully amortized intangible assets that remained in use were €2,992 million, €2,622 million and €2,702 million respectively, while their recoverable value was not significant.